UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):

December 16, 2016

Commission file number: 000-28837

NEW JERSEY MINING COMPANY

(Exact Name of Registrant as Specified in its Charter)

Idaho	82-0490295
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

201 N. Third Street, Coeur d’Alene, ID	83814
(Address of principal executive offices)	(zip code)

Registrant's telephone number, including area code: (208) 503-0153

N/A

(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17CFR230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.         Submission of Matters to a Vote of Security Holders.

On December 16, 2016, New Jersey Mining Company (the “Company”) held an annual meeting of shareholders (the “Annual Meeting”) for consideration of the following proposals:

Proposal – 1. The election of the nominees to the Company’s Board of Directors to serve until the Company’s 2017 Annual Meeting of Stockholders or until successors are duly elected and qualified; the following are nominees for re-election as Directors: Delbert Steiner, John Swallow, and Grant Brackebusch;

Proposal – 2. Ratification of the appointment of the Company’s independent registered public accounting firm, DeCoria, Maichel & Teague P.S. for the ensuing year.

Each of the foregoing proposals is described in more detail in the Company’s Definitive Proxy Statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on November 23, 2016.

As of the record date, November 1, 2016, there were 95,571,388 shares of the Company’s common stock outstanding.  At the Annual Meeting, there were present in person or by proxy 66,550,220 shares of the Company’s common stock, representing approximately 70% of the Company’s total outstanding common stock.  The results for each proposal submitted to a vote of shareholders at the Annual Meeting are as follows:

Proposals	Votes For	Votes Against or Withheld	Abstentions	Broker Non-Vote
Proposal 1 – Election of Directors
John Swallow	43,901,708	51,102		22,597,510
Delbert W. Steiner	39,053,797	4,898,913		22,597,510
Grant A. Brackebusch	43,901,708	51,102		22,597,510

	Votes For	Votes Against or Withheld	Abstentions	Broker Non-Vote
Proposal 4 – Ratification of Auditor	66,380,660	169,560		0

Based on the above voting results, (i) the director nominees, John Swallow, Delbert W. Steiner and Grant A. Brackebusch, were re-elected directors, each for a term expiring at the 2017 annual meeting of shareholders, (ii) DeCoria, Maichel & Teague P.S. was ratified as the Company’s independent registered accounting firm for the ensuing year.

Item 7.01 Regulation FD Disclosure.

On December 21, 2016, the Company issued a press release entitled “New Jersey Mining Announces Results of Annual Meeting.”  A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference. The information in this Current Report on Form 8-K (including the exhibits) is furnished pursuant to Item 7.01 and shall not be deemed to be “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.  This Current Report on Form 8-K will not be deemed an admission as to the materiality of any information in the Report that is required to be disclosed solely by Regulation FD.

Item 9.01. Financial Statements and Exhibits

d) Exhibits
99.1

Press Release, dated December 21, 2016, entitled “New Jersey Mining Announces Results of Annual Meeting.”*

*The foregoing exhibit relating to Item 7.01 is intended to be furnished to, not filed with, the SEC pursuant to Regulation FD.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NEW JERSEY MINING COMPANY

By:   /s/ Del Steiner

Del Steiner

its: President

Date: December 21, 2016